
Denio
McDermit
US 95
NV 140
ASHDOWN
Humboldt
Elko
US 93
I-80
Winnemucca
I-80
Elko
Washoe
Pershing
Alt US 93
I-80
Lander
Eureka
White Pine
Reno
Storey
Churchill
US 50
Lyon
Douglas
US 95
Nye
US 6
Mineral
Tonopah
Esmeralda
Lincoln
US 93
SILVER PEAK
US 95
Clark
I-15
Las Vegas
US 95

PROJECT LOCATION MAP

AMERICAN MINING CORPORATION